ING EQUITY TRUST

ING Equity Dividend Fund

ING MidCap Opportunities Fund

Class W shares Statement of Additional Information (“SAI”),

dated June 1, 2009

ING MUTUAL FUNDS

ING Global Value Choice Fund

ING International Value Choice Fund

ING Global Bond Fund

Class W shares SAI,

dated June 1, 2009

Supplement dated June 5, 2009

Effective June 1, 2009, the following is added to the section entitled “Purchase and Redemptions of Shares — Class W Shares” found on page 85 of ING Equity Trust’s Class W shares’ SAI dated June 1, 2009 and on page 83 of ING Mutual Funds’ Class W shares’ SAI dated June 1, 2009:

Redemptions

Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonable practical for a Fund to determine fairly the value of its net assets; or (c) for such other period as the SEC may permit for the protection of a Fund’s shareholders.  At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash.  However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption.  In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the NAV of such shares.

Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days written notice, to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a value of less than the Fund minimum for each class (as described in each Fund’s respective Prospectus), other than as a result of a decline in the NAV per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder thirty (30) days to make an additional investment in an amount that will increase the value of the account to at least the minimum before the redemption is processed.  This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE